EXHIBIT 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the following Registration Statements:

1)	Registration Statement (Form S-3 No. 333-139171) and in the related prospectuses and prospectus supplements of Geron Corporation,

2)	Registration Statement (Form S-3 No. 333-138046) and in the related prospectuses and prospectus supplements of Geron Corporation,

3)	Registration Statement (Form S-3 No. 333-136327) and in the related prospectuses and prospectus supplements of Geron Corporation,

4)	Registration Statement (Form S-3 No. 333-133971) and in the related prospectuses and prospectus supplements of Geron Corporation,

5)	Registration Statement (Form S-3 No. 333-132387) and in the related prospectuses and prospectus supplements of Geron Corporation,

6)	Registration Statement (Form S-3 No. 333-115195) and in the related prospectuses and prospectus supplements of Geron Corporation,

7)	Registration Statement (Form S-3 No. 333-81596) and in the related prospectuses and prospectus supplements of Geron Corporation,

8)	Registration Statement (Form S-8 No. 333-127255) pertaining to the 2002 Equity Incentive Plan,

9)	Registration Statement (Form S-8 No. 333-91916) pertaining to the 2002 Equity Incentive Plan,

10)	Registration Statement (Form S-8 No. 333-119601) pertaining to the 2002 Equity Incentive Plan,

11)	Registration Statement (Form S-8 No. 333-70414) pertaining to the 1992 Stock Option Plan,

12)	Registration Statement (Form S-8 No. 333-45762) pertaining to the 1992 Stock Option Plan,

13)	Registration Statement (Form S-8 No. 333-71181) pertaining to the 1992 Stock Option Plan,

14)	Registration Statement (Form S-8 No. 333-33635) pertaining to the 1992 Stock Option Plan,

15)	Registration Statement (Form S-8 No. 333-107276) pertaining to the 1996 Employee Stock Purchase Plan and the 1996 Directors’ Stock Option Plan,

16)	Registration Statement (Form S-8 No. 333-93527) pertaining to the 1992 Stock Option Plan and the 1996 Directors’ Stock Option Plan,

17)	Registration Statement (Form S-8 No. 333-12487) pertaining to the 1992 Stock Option Plan, the 1996 Employee Stock Purchase Plan and the 1996 Directors’ Stock Option Plan, and

18)	Registration Statement (Form S-8 No. 333-136330) pertaining to the 2002 Equity Incentive Plan and the 2006 Directors’ Stock Option Plan;

of Geron Corporation of our reports dated March 14, 2007, with respect to the consolidated financial statements of Geron Corporation, Geron Corporation management’s assessment of the effectiveness of internal control over financial reporting, and the effectiveness of internal control over financial reporting of Geron Corporation, included in this Annual Report (Form 10-K) for the year ended December 31, 2006.

/s/ Ernst & Young LLP

Palo Alto, California
March 14, 2007